UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 6, 2015
QEP MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-36047	80-0918184
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On April 6, 2015, QEP Midstream Partners, LP, a Delaware limited partnership (“QEPM”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Tesoro Logistics LP, a Delaware limited partnership (“TLLP”), Tesoro Logistics GP, LLC, a Delaware limited liability company and the general partner of TLLP (“TLLP GP”), QEP Field Services, LLC, a Delaware limited liability company and a wholly owned subsidiary of TLLP (“QEP Field Services”), TLLP Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of QEP Field Services (“Merger Sub”), and QEP Midstream Partners GP, LLC, a Delaware limited liability company and the general partner of QEPM (“QEPM GP”).

Subject to the satisfaction or waiver of certain conditions in the Merger Agreement, upon the later of the filing with the Secretary of State of the State of Delaware of a certificate of merger or the later date and time set forth in such certificate, Merger Sub will merge with and into QEPM, with QEPM surviving the merger as a wholly owned subsidiary of TLLP (the “Merger”). Following the Merger, QEPM GP will remain the general partner of QEPM, and all outstanding common units representing limited partnership interests in QEPM (the “QEPM Common Units”) other than QEPM Common Units held by QEP Field Services will be converted into the right to receive 0.3088 common units representing limited partnership interests in TLLP (the “TLLP Common Units”). No fractional TLLP Common Units will be issued in the Merger, and holders of QEPM Common Units other than QEP Field Services will instead receive cash in lieu of fractional TLLP Common Units, if any. The limited partnership interest of QEP Field Services (consisting of 3,701,750 common units and 26,705,000 subordinated units (the “QEPM Subordinated Units”)) will remain outstanding, and QEP Field Services will continue as a limited partner of QEPM. In connection with the Merger, QEP Field Services will not receive any consideration for the continuation of its limited partnership interest in QEPM. QEPM GP will not receive any consideration for the continuation of its general partner interest or incentive distribution rights in QEPM. In connection with the execution of the Merger Agreement, QEP Field Services, QEPM and TLLP also entered into a Support Agreement dated April 6, 2015 (the “Support Agreement”) described below.

The conflicts committee (the “QEPM Conflicts Committee”) of the board of directors of QEPM GP (the “QEPM GP Board”) has unanimously (a) approved the Merger Agreement, the Support Agreement and the transactions contemplated thereby, including the Merger, (b) determined in good faith that it is in the best interests of QEPM and the holders of QEPM Common Units other than TLLP and its subsidiaries (collectively, the “Non-affiliated QEPM Unitholders”) and not adverse to the best interests of the Partnership Group (as defined in QEPM’s partnership agreement) for QEPM to enter into the Merger Agreement and the Support Agreement and to consummate the transactions contemplated thereby, including the Merger, (c) recommended the approval of the Merger Agreement, the Support Agreement, and the consummation of the transactions contemplated thereby, including the Merger, by the QEPM GP Board, and (d) subject to QEPM GP Board approval, recommended the approval of the Merger Agreement and the Merger by the Non-affiliated QEPM Unitholders. Based upon such approval and recommendation by the QEPM Conflicts Committee, the QEPM GP Board has (a) unanimously approved the Merger Agreement, the Support Agreement and the transactions contemplated thereby, including the Merger, (b) unanimously determined in good faith that it is in the best interests of QEPM and its unitholders and not adverse to the best interests of the Partnership Group to enter into the Merger Agreement and the Support Agreement and to consummate the transactions contemplated thereby, including the Merger, (c) recommended that QEPM’s limited partners, including the Non-affiliated QEPM Unitholders, approve the Merger Agreement and the Merger, and (d) directed that the Merger Agreement be submitted to a vote of QEPM’s limited partners.

The Merger Agreement contains customary representations and warranties and covenants by each of the parties. Completion of the Merger is conditioned upon, among other things: (i) adoption and approval of the Merger Agreement and Merger by QEPM’s limited partners; (ii) applicable regulatory approvals; (iii) the effectiveness of a registration statement on Form S-4 with respect to the issuance by TLLP of TLLP Common Units in connection with the Merger; (iv) approval for the listing of TLLP Common Units to be issued in connection with the Merger on the New York Stock Exchange; (v) the absence of certain legal injunctions or impediments prohibiting the transactions; (vi) the validity of the representations and warranties made by the parties to the Merger Agreement; (vii) the receipt by TLLP and QEPM of opinions of legal counsel that no U.S. federal income tax gain or loss should be recognized by holders of TLLP Common Units and Non-affiliated QEPM Unitholders, respectively.

The Merger Agreement provides that QEPM will convene a meeting of QEPM limited partners to consider and vote on the adoption and approval of the Merger Agreement and the Merger, subject to the terms and conditions of the Merger Agreement. The Merger Agreement provides that QEPM and QEPM GP may not solicit or knowingly encourage or facilitate a QEPM Takeover Proposal (as defined in the Merger Agreement (a “QEPM Takeover Proposal”)) or provide information about QEPM to any person making a QEPM Takeover Proposal; provided that they may do so prior to the approval of the Merger Agreement by QEPM’s limited partners in response to an unsolicited written QEPM Takeover Proposal, subject to certain conditions, if the QEPM Conflicts Committee determines, after consultation with outside legal counsel, that such QEPM Takeover Proposal is a “Superior

Proposal” (as defined in the Merger Agreement) and that failure to do so would not be in the best interests of the Non-affiliated QEPM Unitholders. The Merger Agreement permits, subject to certain conditions, the QEPM Conflicts Committee to withdraw, modify or qualify its recommendations and to publicly approve or recommend a QEPM Takeover Proposal (a “QEPM Recommendation Change”) if QEPM’s limited partners have not approved the Merger Agreement and the QEPM Conflicts Committee has determined, after consulting with outside legal counsel, that failure to so make a QEPM Recommendation Change would not be in the best interests of the Non-affiliated QEPM Unitholders.

The Merger Agreement contains provisions granting both TLLP and QEPM the right to terminate the Merger Agreement for certain reasons, including, among others, (i) if the Merger has not been consummated on or before December 31, 2015 (subject to extension for government approvals, if any), (ii) the failure of QEPM to obtain the approval of QEPM’s limited partners, and (iii) in the event a QEPM Recommendation Change has occurred.

Support Agreement

In connection with the execution of the Merger Agreement, QEP Field Services, QEPM and TLLP entered into the Support Agreement. Pursuant to the Support Agreement, QEP Field Services agreed to vote its QEPM Common Units and QEPM Subordinated Units in favor of the adoption of the Merger Agreement at any meeting of QEPM unitholders. QEP Field Services currently owns 3,701,750 QEPM Common Units and 26,705,000 QEPM Subordinated Units. In addition, pursuant to the Support Agreement, QEP Field Services granted an irrevocable proxy to a member of the QEPM Conflicts Committee to vote such units accordingly.

The Support Agreement will terminate upon the earlier of (i) the effective time of the Merger, (ii) the termination of the Merger Agreement in accordance with its terms, (iii) a QEPM Change in Recommendation permitted under the Merger Agreement, or (iv) the written consent of the parties to the Support Agreement.

Cautionary Statements

The foregoing descriptions of the Merger Agreement and the Support Agreement are qualified in their entirety by reference to the full text of the agreements (including the annexes thereto), which are attached hereto as Exhibits 2.1 and 10.1, respectively, and incorporated herein by reference.

The Merger Agreement is filed herewith to provide investors with information regarding its terms and is not intended to provide any other factual information about TLLP or QEPM. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are as of specified dates and were made only for purposes of the Merger Agreement. Such representations and warranties are solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed between the parties, including being qualified by information contained in the disclosure schedules exchanged between the parties in connection with the execution of the Merger Agreement that may modify and create exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk among the parties thereto, rather than establishing matters as facts. Accordingly, they should not be relied upon as statements of factual information. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about TLLP or QEPM. None of the representations and warranties contained in the Merger Agreement will have any legal effect among the parties to the Merger Agreement after the closing of the Merger.

Forward-Looking Statements

Certain statements and information in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could,” “attempt,” “appears,” “forecast,” “outlook,” “estimate,” “project,” “potential,” “may,” “will,” “are likely” and other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us.

Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to, the approval of the proposed merger by QEPM’s unitholders, the expected timing of the closing of the proposed merger, any approvals by regulatory agencies, the possibility that the anticipated benefits from such activities, events, developments or transactions cannot be fully realized, the possibility that costs or difficulties related thereto will be greater than expected, the ability to integrate operations, the impact of competition and other risk factors included in the reports filed with the U.S. Securities and Exchange Commission (the “SEC”) by QEPM. For more information concerning factors that could affect these statements see our annual report on Form 10-K, quarterly reports on Form 10-Q and other filings with the SEC. We undertake no obligation to publicly release the result of any revisions to any such forward-looking statements that may be made to reflect events or circumstances that occur, or which we become aware of, after the date hereof.

Important Additional Information

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities or a solicitation of any vote or approval. The communication contains information relating to a proposed business combination transaction between TLLP and QEPM. TLLP and QEPM will file a proxy statement/prospectus and other documents with the SEC. INVESTORS AND SECURITY HOLDERS OF QEPM ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY (IF AND WHEN THEY BECOME AVAILABLE) AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY PROPOSED TRANSACTION. Any definitive proxy statement (if and when available) will be mailed to unitholders of QEPM. Investors and security holders will be able to obtain free copies of these documents (if and when they become available) and other documents filed with the SEC by TLLP and/or QEPM through the website maintained by the SEC at http://www.sec.gov. Free copies of the proxy statement/prospectus (if and when available) and other documents filed with the SEC can also be obtained by directing a request to Investor Relations, QEP Midstream Partners, LP, 19100 Ridgewood Parkway, San Antonio, Texas 78259 or at QEPM’s Investor Relations website at http://qepm.investorroom.com/investors-overview.

TLLP, QEPM and the directors and executive officers of their respective general partners and certain other persons may be deemed to be participants in the solicitation of proxies with respect to the proposed business combination between TLLP and QEPM. INFORMATION REGARDING THE DIRECTORS AND EXECUTIVE OFFICERS OF TLLP GP IS AVAILABLE IN TLLP’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2014, FILED WITH THE SEC ON FEBRUARY 24, 2015. INFORMATION REGARDING THE DIRECTORS AND EXECUTIVE OFFICERS OF QEPM GP IS AVAILABLE IN QEPM’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2014, FILED WITH THE SEC ON MARCH 10, 2015. OTHER INFORMATION REGARDING THE PARTICIPANTS IN ANY PROXY SOLICITATION AND A DESCRIPTION OF THEIR DIRECT AND INDIRECT INTERESTS, BY SECURITY HOLDINGS OR OTHERWISE, WILL BE CONTAINED IN THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT MATERIALS TO BE FILED WITH THE SEC (IF AND WHEN THEY BECOME AVAILABLE).

8.01	Other Events.

On April 6, 2015, QEPM issued a press release relating to the Merger. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The press release contains statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in the press release.

9.01	Financial Statements and Exhibits.

(d) Exhibits.

2.1
Agreement and Plan of Merger, dated as of April 6, 2015, by and among Tesoro Logistics LP, Tesoro Logistics GP, LLC, QEP Field Services, LLC, TLLP Merger Sub LLC, QEP Midstream Partners, LP, and QEP Midstream Partners GP, LLC.

10.1	Support Agreement, dated as of April 6, 2015, by and among QEP Midstream Partners, LP, Tesoro Logistics LP, and QEP Field Services, LLC.

99.1	Press Release dated April 6, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 6, 2015

QEP MIDSTREAM PARTNERS, LP
By:	QEP Midstream Partners GP, LLC,
Its general partner

By:	/s/ STEVEN M. STERIN
Steven M. Sterin
Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description of the Exhibit

2.1
Agreement and Plan of Merger, dated as of April 6, 2015, by and among Tesoro Logistics LP, Tesoro Logistics GP, LLC, QEP Field Services, LLC, TLLP Merger Sub LLC, QEP Midstream Partners, LP, and QEP Midstream Partners GP, LLC.

10.1	Support Agreement, dated as of April 6, 2015, by and among QEP Midstream Partners, LP, Tesoro Logistics LP, and QEP Field Services, LLC.

99.1	Press Release dated April 6, 2015.